Katapult / FinServ Business Combination December 2020

Disclaimer 2 IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements include statements regarding projections, estimates and assumptions about Katapult’s implied pro forma EV, equity value and implied valuation; the expected timing of the transaction; the impact of the transaction on CURO, including the potential value we expect to receive, the mix of cash and stock and potential earnout; the expected uses of that cash and stock and our expectations for increasing shareholder value; and CURO’s ownership and participation in Katapult following closing of the business combination. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. The ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward- looking statements, including: the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of FinServ stockholders is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of projected financial information with respect to Katapult; the effects of competition on Katapult’s future business; Katapult’s ability to attract and retain customers; market, financial, political and legal conditions; the impact of COVID-19 pandemic on Katapult’s and our business and the global economy; risks related to the concentration of Katapult’s business among a relatively small number of merchants; the ability of FinServ or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers; disruption caused by employee or third-party theft and errors in our stores as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. The presentation is confidential and may not be reproduced, redistributed, published or passed on to any other person, directly or indirectly, in whole or in part, for any purpose. 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CURO

Katapult and FinServ Announce Merger

Katapult

CURO GROUP HOLDINGS CORP

- Katapult is a leading provider of e-commerce point-of-sale lease purchase options for nonprime US consumers
- CURO first invested in Katapult in 2017 and currently maintains a 40% ownership stake
- FinServ Acquisition Corp. (NASDAQ: FSRV) ("FinServ") is a special purpose acquisition company ("SPAC")
- Transaction to be funded through a combination of FinServ's $250 million cash in trust and fully committed $150 million PIPE[(1)] financing
  - PIPE led by Tiger Global Management & Neuberger Berman Funds
- Implied pro forma Katapult EV of approximately $1.0 billion and equity value of $962 million
- Implied valuation = 14.1x 2021 EBITDA and 6.6x 2022 EBITDA

- Closing expected in 1H 2021 subject to SEC process and customary regulatory approvals and closing conditions
- Combined company will operate as Katapult and plans to trade on Nasdaq under the new symbol KPLT
- $908 million potential equity value distributed to Katapult's shareholders[(2)]
  - Value to CURO shareholders = $365 million[(3)]
- Current shareholders of Katapult, including CURO, maintain approximately 50% pro forma ownership
  - CURO post-transaction ownership ~ 21%[(4)]
- Amount of cash consideration variable based on SPAC investor redemptions, determined at closing

(1) Public Investment in Private Equity
(2) Includes approximately $75 million earn-out shares
(3) Includes approximately $30 million of earn-out shares; total value proceeds based upon $10 per share valuation of FinServ
(4) Prior to any original SPAC investor redemptions which would reduce CURO cash at close but increase retained CURO ownership of Katapult

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CURO

Katapult Transaction Summary

Total Proceeds to Katapult sellers (1)	$908 million
Current Value of Proceeds to CURO (2)	$365 million
Life-to-Date Cash Investment by CURO in Katapult	$27.5 million since 2017

Anticipated Total Proceeds to CURO(2)

Cash	$125 million
Distributed Equity	$240 million
CURO Retained Katapult Ownership	~21%

- Gain associated with transaction will be recognized at closing in 1H 2021 reflective of FinServ share price at that date
- Any SPAC redemptions reduce cash proceeds to all current Katapult shareholders and increase distributed equity and retained ownership

(1) Includes $75 million earn-out
(2) *At CURO's applicable fully*-diluted ownership in Katapult after management options including $30 million earn-out; total value proceeds based upon $10 per share valuation of FinServ; excludes impact of any SPAC redemptions

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Impact of a Winning Investment 5 SERVING THE EVOLVING NEEDS OF THE NON-PRIME CUSTOMER Anticipated cash proceeds of $125 million(1) provides flexibility to fund strategic M&A and new product offerings expanding CURO’s market reach to increase shareholder value Retained equity ownership allows for continued participation in rapidly growing e-commerce point-of-sale finance space CURO to remain Katapult’s largest shareholder CURO to remain an active investor with representation on Katapult’s Board of Directors Investment and support of Katapult demonstrate CURO’s ability to successfully address market opportunities in an innovative fashion (1) Excludes impact of any SPAC redemptions